                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                         ____________________________

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)       12-Nov-97
                                                 --------------------


The Money Store Home Improvement Trust 1997-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1997 providing for the issuance of The Money Store Home Improvement Loan Certificates, Series 1997-I

                             TMS Mortgage Inc.
                      The Money Store Home Equity Corp.
                      The Money Store/ Minnesota Inc.
                      The Money Store/ Kentucky Inc.
                      The Money Store/ D.C. Inc.
                      --------------------------
                      (Exact name of registrant as specified in its charter)


New Jersey                    333-20817-10          upper tier  91-181-5466
----------                    ------------          -----------------------
                                                    lower tier  91-181-5468
                                                    -----------------------


State or other      (Commission                   (IRS Employer
jurisdiction of     File Number)                   ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey   07083
------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                            (908) 686-2000
                                                --------------
                                    n/a
-------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5         Other Events
               ------------

     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the November 12, 1997 Remittance Date.


Item 7         Financial Statements and Exhibits
               ---------------------------------

     The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             THE MONEY STORE INC.


                                             By: /s/ Harry Puglisi
                                             ----------------------
                                                      Harry Puglisi
                                                       Treasurer


Dated:    November 30, 1997

                                  Schedule A

                              List of Originators
                              -------------------
                                    1997-I
                                    ------


                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                            SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING
AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE INC.
REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-I
FOR THE NOVEMBER 12, 1997 DETERMINATION DATE.

1.  AGGREGATE AMOUNT RECEIVED                                                   $4,613,735.47


    LESS: SERVICE FEE                                                               34,029.98
          CONTINGENCY FEE                                                           34,029.98
          OTHER SERVICER FEES (Late Charges / Escrow)                               11,129.25
          UNREIMBURSED MONTHLY ADVANCES                                                  0.00
                                                                                -------------

                                                                                    79,189.21


    PLUS: MONTHLY ADVANCE - INCLUDING
            COMPENSATING INTEREST                                                        0.00
          PRE-FUNDING ACCOUNT TRANSFER                                                   0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER                                          0.00
                                                                                -------------

                                                                                         0.00


                                                                                -------------
     AVAILABLE REMITTANCE AMOUNT (I-2)                                           4,534,546.26
                                                                                =============


2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    35,247,547.09

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    53,700,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    19,487,000.00

    (D) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    25,375,000.00

    (E) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    12,250,000.00

    (F) CLASS B-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                     9,625,000.00

    (G) CLASS B-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                     6,563,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS :
     CLASS A-1                                                                   2,948,840.76
     CLASS A-2                                                                           0.00
     CLASS A-3                                                                           0.00
     CLASS M-1                                                                           0.00
     CLASS M-2                                                                           0.00
     CLASS B-1                                                                           0.00
     CLASS B-2                                                                           0.00
  TOTAL PRINCIPAL DISTRIBUTION AMOUNT :                                          2,948,840.76

4. (A) INTEREST SHORTFALL CARRYFORWARD AMOUNT                                            0.00

   (B) PRINCIPAL SHORTFALL CARRYFORWARD AMOUNT                                           0.00

   (C) TOTAL SHORTFALL CARRYFORWARD AMOUNT                                               0.00

5. AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                        8,285,127.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                                       2,302,262.64
   # OF LOANS                                                                             149

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                                 177,042.69

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                                 373,622.25

9.  AMOUNT OF INTEREST RECEIVED                                                  1,741,224.05

10. (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
           THE DETERMINATION DATE
            MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
             ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                                   0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                               440.67

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12. AMOUNT OF REALIZED LOSSES DURING
      THE DUE PERIOD                                                                95,913.18

13. CLASS A-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                        193,274.05
         (B) PRINCIPAL DISTRIBUTION AMOUNT                     2,948,840.76
         (C) CARRY FORWARD AMOUNT                                      0.00
         (D) MONTHLY ADVANCE                                           0.00

         TOTAL CLASS A-1 REMITTANCE AMOUNT                                       3,142,114.81

    CLASS A-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                        304,747.50
         (B) PRINCIPAL DISTRIBUTION AMOUNT                             0.00
         (C) CARRY FORWARD AMOUNT                                      0.00
         (D) MONTHLY ADVANCE                                           0.00

         TOTAL CLASS A-2 REMITTANCE AMOUNT                                         304,747.50

      CLASS A-3 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                      114,080.15
         (B) PRINCIPAL DISTRIBUTION AMOUNT                           0.00
         (C) CARRY FORWARD AMOUNT                                    0.00
         (D) MONTHLY ADVANCE                                         0.00

         TOTAL CLASS A-3 REMITTANCE AMOUNT                                         114,080.15

      CLASS A REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                      612,101.70
         (B) PRINCIPAL DISTRIBUTION AMOUNT                   2,948,840.76
         (C) CARRY FORWARD AMOUNT                                    0.00
         (D) MONTHLY ADVANCE                                         0.00

         TOTAL CLASS A REMITTANCE AMOUNT                                         3,560,942.46

      CLASS M-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                      156,690.63
         (B) PRINCIPAL DISTRIBUTION AMOUNT                           0.00
         (C) CARRY FORWARD AMOUNT                                    0.00
         (D) MONTHLY ADVANCE                                         0.00

         TOTAL CLASS M-1 REMITTANCE AMOUNT                                         156,690.63

      CLASS M-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                       82,381.25
         (B) PRINCIPAL DISTRIBUTION AMOUNT                           0.00
         (C) CARRY FORWARD AMOUNT                                    0.00
         (D) MONTHLY ADVANCE                                         0.00

         TOTAL CLASS M-2 REMITTANCE AMOUNT                                          82,381.25

      CLASS M REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                      239,071.88
         (B) PRINCIPAL DISTRIBUTION AMOUNT                           0.00
         (C) CARRY FORWARD AMOUNT                                    0.00
         (D) MONTHLY ADVANCE                                         0.00

         TOTAL CLASS M REMITTANCE AMOUNT                                           239,071.88

      CLASS B-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                       60,236.46
         (B) PRINCIPAL DISTRIBUTION AMOUNT                           0.00
         (C) CARRY FORWARD AMOUNT                                    0.00
         (D) MONTHLY ADVANCE                                         0.00

         TOTAL CLASS B-1 REMITTANCE AMOUNT                                          60,236.46

      CLASS B-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                       44,272.90
         (B) PRINCIPAL DISTRIBUTION AMOUNT                           0.00
         (C) CARRY FORWARD AMOUNT                                    0.00
         (D) MONTHLY ADVANCE                                         0.00

         TOTAL CLASS B-2 REMITTANCE AMOUNT                                          44,272.90

    CLASS B REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                      104,509.36
         (B) PRINCIPAL DISTRIBUTION AMOUNT                           0.00
         (C) CARRY FORWARD AMOUNT                                    0.00
         (D) MONTHLY ADVANCE                                         0.00

         TOTAL CLASS B REMITTANCE AMOUNT                                           104,509.36

    AGGREGATE REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                      955,682.93
         (B) PRINCIPAL DISTRIBUTION AMOUNT                   2,948,840.76
         (C) CARRY FORWARD AMOUNT                                    0.00
         (D) MONTHLY ADVANCE                                         0.00

         TOTAL REMITTANCE AMOUNT                                                 3,904,523.69

    14.  (A) REIMBURSABLE AMOUNT (I-22)                                                  0.00
         (B) CLASS X REMITTANCE AMOUNT PAYABLE
            PURSUANT TO SECTION 6.08(d) (iii) & (iv)                               623,262.25

    15.  (A) CLASS A-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                  32,298,706.33

         (B) CLASS A-2 PRINCIPAL BALANCE AFTER
             DISTRIBUTION TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                                 53,700,000.00

         (C) CLASS A-3 PRINCIPAL BALANCE AFTER
             DISTRIBUTION TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                                 19,487,000.00

         (D) CLASS M-1 PRINCIPAL BALANCE AFTER
             DISTRIBUTION TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                                 25,375,000.00

         (E) CLASS M-2 PRINCIPAL BALANCE AFTER
             DISTRIBUTIONS TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                                 12,250,000.00

         (F) CLASS B-1 PRINCIPAL BALANCE AFTER
             DISTRIBUTIONS TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                                  9,625,000.00

         (G) CLASS B-2 PRINCIPAL BALANCE AFTER
             DISTRIBUTION TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                                  6,563,000.00

         (H) TOTAL POOL PRINCIPAL BALANCE AFTER
             DISTRIBUTION TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                                159,298,706.33

16. CLASS B PRINCIPAL DISTRIBUTION TEST                                                                         TEST SATISFIED

    (1)   TEST SHALL BE SATISFIED IF (i) DOES NOT EXCEED 50% OF (ii)
           (i) SIXTY-DAY DELINQUENCY RATIO                                                  1.92%
           (ii) CLASS A SUBORDINATION PERCENTAGE                                           33.78%
                                     PERCENTAGE                                                            5.67%     YES

                       AND EITHER (2) OR (3)

    (2)    BOTH (X) AND (Y)
    (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
           DOES NOT EXCEED 9%           AND                                                                1.61%
    (Y) THE CUMULATIVE REALIZED LOSSES DO NOT EXCEED $19,425,000                                     170,511.55      YES

    (3)    BOTH (X) AND (Y)
    (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
           DOES NOT EXCEED 15%           AND                                                               1.61%
    (Y) THE CUMULATIVE REALIZED LOSSES DO NOT EXCEED $6,475,000                                      170,511.55      YES

                 IF (1) AND EITHER (2) OR (3) = "YES", THEN THE TEST IS SATISFIED

17. CUMULATIVE REALIZED LOSSES                                                                       170,511.55

18. (A) THE WEIGHTED AVERAGE MATURITY                                                                   209.521

    (B) THE WEIGHTED AVERAGE INTEREST RATE                                                               12.857%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                                      34,029.98

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                                    34,029.98

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                                        6,760.31

    (D) FHA PREMIUM ACCOUNT                                                                            8,504.12

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                                                            0.00
           (B) SECTION 5.04 (c)                                                                            0.00
           (C) SECTION 5.04 (d)(ii)                                                                        0.00
           (D) SECTION 5.04 (e)                                                                            0.00
           (E) SECTION 5.04 (f)(i)                                                                    68,059.96

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                                            32,298,706.33     0.67288972
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                                           48,000,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                                            53,700,000.00     1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                                           53,700,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                                            19,487,000.00     1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                                           19,487,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                                            25,375,000.00     1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                                           25,375,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                                            12,250,000.00     1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                                           12,250,000.00

    CLASS B-1 POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                                             9,625,000.00     1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                                            9,625,000.00

    CLASS A-B2 POOL FACTOR (I-5):
    CURRENT CLASS B-2 PRINCIPAL BALANCE                                             6,563,000.00     1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                                            6,563,000.00

    POOL  FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                                                159,298,706.33     0.91027832
    ORIGINAL POOL  PRINCIPAL BALANCE                                              175,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                                          12.857%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                                            14.407%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2
          CLASS A-3, CLASS M-1, CLASS M-2, CLASS B-1 AND
          CLASS B-2 ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                7.127%

    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                                  08/31/97        09/30/97       10/31/97
                                                                                  ----------------------------------------------
                                                                                     12.864%         12.863%        12.857%

23. AMOUNT OF GUARANTY PAYMENTS OR ALTERNATE CREDIT ENHANCEMENT
    PAYMENTS RECEIVED DURING THE DUE PERIOD                                                                0.00

24. THE AMOUNT OF ANY DEFAULTED GUARANTY PAYMENT
    FOR THE DUE PERIOD                                                                                     0.00

25. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
          FOR THE DUE PERIOD                                                                           8,504.12
          (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
          CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                              8,244.21

26. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
          RECEIVED DURING THE MONTH                                                                        0.00

27. THE RESERVE AMOUNT FOR THE DUE PERIOD                                                         17,500,000.00

28. CLAIMS FILED DURING THE DUE PERIOD                                                               157,371.14

29. CLAIMS PAID DURING THE PERIOD                                                                          0.00

30. CLAIMS DENIED BY FHA DURING THE PERIOD                                                                 0.00

31. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                                    0.00

32. OTHER INFORMATION

                                   EXHIBIT O
                  REMIC DELINQUENCIES AS OF -OCTOBER 31, 1997

REMIC          OUTSTANDING      #
SERIES         DOLLARS          ACCOUNTS    RANGES               AMOUNT      NO         PCT
1997-I          $159,298,706.33    9,161     1 TO 29 DAYS     22,777,083.93      1,277      14.30%
                                            30 TO 59 DAYS      6,652,067.76        406       4.18%
                                            60 TO 89 DAYS      3,109,749.69        182       1.95%
                                            90 AND OVER        9,373,320.99        558       5.88%

                                            FORECLOSURE                0.00          0       0.00%
                                            REO PROPERTY               0.00          0       0.00%



                                            TOTALS           $41,912,222.37      2,423      26.31%
                                                              ============== ========== ==========

1997-I

The following additional information, presented in dollars, pursuant to
Section 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE               CLASS A-1       CLASS A-2           CLASS A-3           CLASS M-1
----------------------------------------------------------------------------------------------
(ii)                        734.32            1,000.00              767.96            1,302.15

(vi)                         47.96                0.00                0.00                0.00

(vii)                         3.69                0.00                0.00                0.00

(viii)                        7.78                0.00                0.00                0.00


(xiii)     (a)                4.03                5.68                4.50                8.04
           (b)               61.43                0.00                0.00                0.00
           (c)                0.00                0.00                0.00                0.00
           (d)                0.00                0.00                0.00                0.00


(xv)                        672.89            1,000.00              767.96            1,302.15


(xxxv)                        0.00                0.00                0.00                0.00

SUBCLAUSE                               CLASS M-2           CLASS B-1           CLASS B-2
------------------------           -----------------------------------------------------------
(ii)                                          1,000.00            1,000.00            1,000.00

(vi)                                              0.00                0.00                0.00

(vii)                                             0.00                0.00                0.00

(viii)                                            0.00                0.00                0.00


(xiii)     (a)                                    6.73                6.26                6.75
           (b)                                    0.00                0.00                0.00
           (c)                                    0.00                0.00                0.00
           (d)                                    0.00                0.00                0.00


(xv)                                          1,000.00            1,000.00            1,000.00


(xxxv)                                            0.00                0.00                0.00